                                                                   EXHIBIT 10.3

                          REGISTRATION RIGHTS AGREEMENT

            THIS  REGISTRATION  RIGHTS AGREEMENT (this  "AGREEMENT") is made and entered  into as of July  26,  2004  among  Empire  Resorts,  Inc.,  a  Delaware corporation  (the  "COMPANY"),  the  subsidiary  guarantors  party  hereto  (the
"GUARANTORS") and Jefferies & Company, Inc. (the "INITIAL PURCHASER").  In order to induce the Initial Purchaser to enter into the purchase agreement, dated July
16, 2004 (the "PURCHASE  AGREEMENT"),  the Company and the  Guarantors  agree to provide the  registration  rights set forth in this Agreement.  The execution of this Agreement is a condition to the closing under the Purchase Agreement.

            The Company and the Guarantors agree with the Initial Purchaser, (i)
for its benefit as Initial  Purchaser and (ii) for the benefit of the beneficial owners  (including  the  Initial  Purchaser)  from time to time of the Notes (as defined herein),  and the beneficial  owners from time to time of the Underlying
Common Stock (as defined  herein)  issued upon  conversion of Notes (each of the foregoing a "HOLDER" and together the "HOLDERS"), as follows:

            SECTION  1.  DEFINITIONS.  Capitalized  terms  used  herein  without definition  shall  have  their  respective  meanings  set forth in the  Purchase
Agreement.  In  addition  to the  terms  that  are  defined  elsewhere  in  this
Agreement, the following terms shall have the following meanings:

            "AFFILIATE"  with respect to any specified  person,  has the meaning specified in Rule 144.

            "BUSINESS DAY" means each Monday, Tuesday,  Wednesday,  Thursday and
Friday that is not a day on which banking  institutions  in The City of New York are authorized or obligated by law or executive order to close.

            "COMMON  STOCK"  means any  shares of the  common  stock,  $0.01 par value,  of the Company and any other  shares of common  stock as may  constitute
"Common  Stock" for purposes of the Indenture,  including the Underlying  Common
Stock.

            "CONVERSION  PRICE" means, as of any date of  determination,  $1,000 principal amount of Notes divided by the Conversion Rate as of such date, or, if no Notes are then outstanding,  the Conversion Rate that would be in effect were
Notes then outstanding, in each case, subject to adjustment.

            "CONVERSION  RATE"  has the  meaning  assigned  to such  term in the
Indenture.

            "DAMAGES  ACCRUAL PERIOD" has the meaning  specified in SECTION 2(e)
hereof.

            "DAMAGES PAYMENT DATE" means each January 31 and July 31.

            "DEFERRAL NOTICE" has the meaning specified in SECTION 3(i) hereof.

            "DEFERRAL PERIOD" has the meaning specified in SECTION 3(i) hereof.

            "EFFECTIVENESS  DEADLINE DATE" has the meaning  specified in SECTION
2(a) hereof.

            "EFFECTIVENESS  PERIOD" means the period from the  effectiveness  of the Initial Shelf  Registration  Statement to the earliest date of the following to occur: (1) all of the Registrable Securities shall have been sold pursuant to the Shelf Registration Statement;  (2) the Holders of the Registrable Securities
that are not  affiliates  of the Company  are able to sell all such  Registrable
Securities immediately pursuant to Rule 144(k) under the Securities Act, (3) the date when all of the  Registrable  Securities  have ceased to be outstanding and
(4) the date that is two years, subject to specified blackout periods, following the filing of the Shelf Registration Statement.

            "EVENT" has the meaning specified in SECTION 2(e) hereof.

            "EVENT  TERMINATION  DATE" has the meaning specified in SECTION 2(e)
hereof.

            "EVENT DATE" has the meaning specified in SECTION 2(e) hereof.

            "EXCHANGE  ACT"  means  the  Securities  Exchange  Act of  1934,  as amended, and the rules and regulations of the SEC promulgated thereunder.

            "FILING  DEADLINE  DATE" has the meaning  specified  in SECTION 2(a)
hereof.

            "HOLDER" has the meaning  specified in the second  paragraph of this
Agreement.

            "INDENTURE"  means the Indenture dated as of the date hereof between the Company,  the Guarantors and the Trustee, as trustee,  pursuant to which the
Notes are being issued.

            "INITIAL PURCHASER" shall have the meaning set forth in the preamble to this Agreement.

            "INITIAL SHELF REGISTRATION  STATEMENT" has the meaning specified in
SECTION 2(a) hereof.

            "ISSUE DATE" means July 23, 2004.

            "LIQUIDATED  DAMAGES  AMOUNT" has the meaning  specified  in SECTION
2(e) hereof.

            "LOSSES" has the meaning specified in SECTION 6 hereof.

            "MATERIAL EVENT" has the meaning specified in SECTION 3(i) hereof.

            "NOTES" means the  Convertible  Senior Notes due 2014 of the Company to be purchased pursuant to the Purchase Agreement.

            "NOTICE AND  QUESTIONNAIRE"  means a written notice delivered to the
Company  containing  substantially  the  information  called for by the  Selling
Securityholder  Notice and  Questionnaire  attached  as Annex A to the  Offering
Memorandum of the Company dated July 16, 2004 relating to the Notes.

            "NOTICE  HOLDER" means on any date,  any Holder that has delivered a
Notice and Questionnaire to the Company on or prior to such date.

            "PROSPECTUS"  means  the  prospectus  included  in any  Registration
Statement   (including,   without   limitation,   a  prospectus  that  discloses
information  previously  omitted from a prospectus filed as part of an effective
registration   statement  in  reliance  upon  Rule  415  promulgated  under  the
Securities  Act),  as amended or  supplemented  by any  amendment or  prospectus supplement,  including post-effective amendments, and all materials incorporated by  reference  or  explicitly  deemed to be  incorporated  by  reference in such
Prospectus.

            "PURCHASE  AGREEMENT"  has the meaning  specified in the preamble of this Agreement.

            "RECORD  HOLDER"  means with  respect to any  Damages  Payment  Date relating  to any Note or  shares  of  Underlying  Common  Stock as to which  any
Liquidated  Damages Amount has accrued,  the  registered  holder of such Note or such  shares of  Underlying  Common  Stock,  as the case may be, on the 15th day immediately prior to the next succeeding Damages Payment Date.

            "REGISTRABLE  SECURITIES"  means the Notes and the Underlying Common
Stock until such  securities  have been converted or exchanged and, at all times subsequent to any such conversion or exchange,  any securities into or for which such securities  have been converted or exchanged,  and any security issued with respect thereto upon any stock dividend,  split,  merger or similar event until, in the case of any such security, the earliest of (i) its effective registration under  the  Securities  Act and  resale  in  accordance  with  the  Registration
Statement  covering  it, (ii)  expiration  of the  holding  period that would be applicable  thereto  under Rule 144(k) were it not held by an  Affiliate  of the
Company, or (iii) its sale to the public pursuant to Rule 144.

            "REGISTRATION  EXPENSES"  has the  meaning  specified  in  SECTION 5 hereof.

            "REGISTRATION  STATEMENT"  means any  registration  statement of the
Company that covers any of the Registrable Securities pursuant to the provisions of this Agreement, including the Prospectus,  amendments and supplements to such registration statement,  including post-effective  amendments, all exhibits, and all materials  incorporated by reference or explicitly deemed to be incorporated by reference in such registration statement.

            "RESTRICTED  SECURITIES"  has the  meaning  assigned to such term in
Rule 144.

            "RULE 144" means Rule 144 under the Securities Act, as such Rule may be amended  from time to time,  or any similar or successor  rule or  regulation hereafter adopted by the SEC having substantially the same effect as such Rule.

            "RULE 144A" means Rule 144A under the  Securities  Act, as such Rule may be amended from time to time, or any similar or successor rule or regulation hereafter adopted by the SEC having substantially the same effect as such Rule.

            "SEC" means the United States Securities and Exchange Commission.

            "SECURITIES  ACT" means the Securities Act of 1933, as amended,  and the rules and regulations promulgated by the SEC thereunder.

            "SHELF REGISTRATION  STATEMENT" has the meaning specified in SECTION
2(a) hereof.

            "SUBSEQUENT SHELF REGISTRATION  STATEMENT" has the meaning specified in SECTION 2(b) hereof.

            "TAX EVENT" has the meaning assigned to such term in the Indenture.

            "TIA" means the Trust Indenture Act of 1939, as amended.

            "TRUSTEE" means the Bank of New York (or any successor entity),  the
Trustee under the Indenture.

            "UNDERLYING  COMMON  STOCK"  means the  Common  Stock into which the
Notes are convertible or issued upon any such conversion.

            "UNDERLYING  COMMON  STOCK VALUE" means the product of the number of shares of Underlying Common Stock that are Registrable  Securities multiplied by the Conversion Price.

            SECTION 2. SHELF REGISTRATION.

            (a) The Company and the  Guarantors  shall prepare and file or cause to be prepared  and filed with the SEC no later than a date which is ninety (90)
days after the Issue Date (the "FILING DEADLINE DATE") a Registration  Statement
for an offering to be made on a delayed or continuous basis pursuant to Rule 415 of the Securities Act (a "SHELF REGISTRATION  STATEMENT") registering the resale from time to time by Holders of all of the Registrable  Securities (the "INITIAL
SHELF REGISTRATION  STATEMENT").  The Initial Shelf Registration Statement shall be on Form S-3 or  another  appropriate  form  permitting  registration  of such
Registrable Securities for resale by such Holders in accordance with the methods of distribution  reasonably  elected by the Holders and set forth in the Initial
Shelf Registration  Statement;  PROVIDED that in no event will such method(s) of distribution  take  the  form of an  underwritten  offering  of the  Registrable
Securities  without the prior agreement of the Company and the  Guarantors.  The
Company  and the  Guarantors  shall use  reasonable  best  efforts  to cause the
Initial  Shelf  Registration  Statement  to  be  declared  effective  under  the
Securities Act no later than the date (the  "EFFECTIVENESS  DEADLINE DATE") that is  one-hundred  and fifty  (150)  days  after the Issue  Date,  and to keep the
Initial Shelf  Registration  Statement  (or any  Subsequent  Shelf  Registration
Statement)  continuously effective under the Securities Act until the expiration of the Effectiveness Period. Each Holder that became a Notice Holder on or prior to the date ten (10)  Business  Days  prior to the time that the  Initial  Shelf
Registration  Statement  became  effective shall be named as a selling  security holder in the Initial Shelf Registration Statement and the related Prospectus in such a manner as to permit such Holder to deliver such  Prospectus to purchasers of Registrable  Securities in accordance  with the Securities Act and applicable state securities laws generally applicable to all such Holders.  Notwithstanding the foregoing,  no Holder shall be entitled to have the  Registrable  Securities held by it covered by such Shelf  Registration  Statement unless such Holder has provided a Notice and  Questionnaire  in accordance  with SECTION 2(d) and is in compliance  with SECTION 4. The Company and the Guarantors  shall not permit any of the  Company's  security  holders  (other  than the  Holders  of  Registrable
Securities) to include any of the Company's securities in the Shelf Registration
Statement.

            (b) If the Initial Shelf  Registration  Statement or any  Subsequent
Shelf  Registration  Statement ceases to be effective for any reason at any time during the  Effectiveness  Period,  the  Company  and the  Guarantors  shall use reasonable best efforts to obtain the prompt  withdrawal of any order suspending the  effectiveness  thereof,  and in any event shall within  thirty (30) days of such  cessation of  effectiveness  amend the Shelf  Registration  Statement in a manner  reasonably  expected  by the Company  and the  Guarantors  to obtain the withdrawal  of the  order  suspending  the  effectiveness  thereof,  or  file an additional Shelf  Registration  Statement covering all of the securities that as of the date of such  filing are  Registrable  Securities  (a  "SUBSEQUENT  SHELF
REGISTRATION STATEMENT"). If a Subsequent Shelf Registration Statement is filed, the Company and the Guarantors  shall use  reasonable  best efforts to cause the
Subsequent  Shelf  Registration  Statement to become effective as promptly as is reasonably  practicable after such filing or, if filed during a Deferral Period, after the  expiration of such  Deferral  Period,  and to keep such  Registration
Statement (or Subsequent Shelf Registration  Statement)  continuously  effective until the end of the Effectiveness Period.

            (c) The Company and the  Guarantors  shall  supplement and amend the
Shelf  Registration   Statement  if  required  by  the  rules,   regulations  or
instructions  applicable  to the  registration  form used by the Company and the
Guarantors for such Shelf Registration  Statement, if required by the Securities
Act or, to the extent to which the Company and the  Guarantors do not reasonably object,  as reasonably  requested by the Initial  Purchaser or by the Trustee on behalf of the registered Holders.

            (d) Each Holder of Registrable Securities agrees that if such Holder wishes to sell Registrable Securities pursuant to a Shelf Registration Statement and related Prospectus,  it will do so only in accordance with this SECTION 2(d)
and SECTION 3(i) and SECTION 4. Each Holder of Registrable Securities wishing to sell  Registrable  Securities  pursuant to a Shelf  Registration  Statement  and related  Prospectus  agrees to deliver a Notice and Questionnaire to the Company at  least  five  (5)  Business  Days  prior  to  any  intended  distribution  of
Registrable  Securities under the Shelf Registration  Statement.  From and after the date the Initial Shelf  Registration  Statement is declared  effective,  the
Company and the Guarantors shall, as promptly as is reasonably practicable after the date a Notice and Questionnaire is delivered,  (i) if required by applicable law,  file with the SEC a  post-effective  amendment  to the Shelf  Registration
Statement or prepare and, if required by  applicable  law,  file a supplement to the related Prospectus or a supplement or amendment to any document incorporated therein by reference or file any other document  required by the SEC so that the
Holder  delivering such Notice and  Questionnaire is named as a selling security holder in the Shelf Registration  Statement and the related Prospectus in such a manner as to permit such Holder to deliver such  Prospectus to purchasers of the
Registrable  Securities in accordance  with the  Securities  Act and  applicable state  securities  laws and,  if the  Company  and the  Guarantors  shall file a post-effective  amendment to the Shelf  Registration  Statement,  use reasonable best efforts to cause such  post-effective  amendment  to be declared  effective under the Securities Act as promptly as is reasonably practicable;  (ii) provide such Holder copies of any documents filed pursuant to SECTION 2(d)(i); and (iii)

notify  such  Holder  as  promptly  as  is  reasonably   practicable  after  the
effectiveness  under the Securities Act of any  post-effective  amendment  filed pursuant to SECTION 2(d)(i);  PROVIDED that if such Notice and  Questionnaire is delivered  during a Deferral  Period,  the Company and the  Guarantors  shall so inform the Holder  delivering such Notice and  Questionnaire  and shall take the actions set forth in CLAUSES (i),  (ii) and (iii) above upon  expiration  of the
Deferral Period in accordance with SECTION 3(i); PROVIDED FURTHER, that if under applicable  law the Company and the  Guarantors  have more than one option as to the type or manner of making any such filing, they will make the required filing or filings in the manner or of a type that is  reasonably  expected to result in the earliest availability of the Prospectus for effecting resales of Registrable
Securities.  Notwithstanding  anything  contained  herein to the  contrary,  the
Company and the Guarantors  shall be under no obligation to name any Holder that is not a  Notice  Holder  as a  selling  security  holder  in  any  Registration
Statement or related Prospectus; PROVIDED, HOWEVER, that any Holder that becomes a Notice Holder  pursuant to the provisions of this SECTION 2(d) (whether or not such  Holder  was a Notice  Holder at the time the  Registration  Statement  was initially declared effective) shall be named as a selling security holder in the
Registration  Statement or related  Prospectus subject to and in accordance with the requirements of this SECTION 2(d).

            (e) The  parties  hereto  agree  that  the  Holders  of  Registrable
Securities will suffer  damages,  and that it would not be feasible to ascertain the extent of such damages with precision, if (i) the Initial Shelf Registration
Statement has not been filed on or prior to the Filing  Deadline Date,  (ii) the
Initial Shelf  Registration  Statement has not been declared effective under the
Securities  Act on or prior to the  Effectiveness  Deadline  Date,  or (iii) the aggregate  duration of Deferral Periods in any period exceeds the number of days permitted in respect of such period pursuant to SECTION 3(i) hereof (each of the events of a type described in any of the foregoing CLAUSES (i) through (iii) are individually  referred to herein as an "EVENT," and the Filing  Deadline Date in the case of CLAUSE (i), the  Effectiveness  Deadline  Date in the case of CLAUSE
(ii),  and the date on which the aggregate  duration of Deferral  Periods in any period  exceeds the number of days  permitted by SECTION 3(I) hereof in the case of CLAUSE (iii),  being referred to herein as an "EVENT DATE").  Events shall be deemed to  continue  until the  "EVENT  TERMINATION  DATE,"  which  shall be the following  dates with respect to the  respective  types of Events:  the date the
Initial  Shelf  Registration  Statement  is filed in the case of an Event of the type described in CLAUSE (i), the date the Initial Shelf Registration  Statement is declared  effective  under the  Securities Act in the case of an Event of the type described in CLAUSE (ii),  termination  of the Deferral  Period that caused the limit on the aggregate duration of Deferral Periods in a period set forth in
SECTION 3(i) to be exceeded in the case of the  commencement  of an Event of the type described in CLAUSE (iii).

            Accordingly, commencing on (and including) any Event Date and ending on (but  excluding)  the next date after an Event  Termination  Date (a "DAMAGES
ACCRUAL  PERIOD"),  the Company and the  Guarantors  agree to pay, as liquidated damages  and not as a penalty,  an amount  (the  "LIQUIDATED  DAMAGES  AMOUNT"), payable on the Damages Payment Dates to Record Holders of then outstanding Notes that are  Registrable  Securities  or of then  outstanding  shares of Underlying
Common Stock issued upon conversion of Notes that are Registrable Securities, as the case may be,  accruing,  for each  portion of such  Damages  Accrual  Period beginning on and  including a Damages  Payment Date (or, in respect of the first time that the  Liquidation  Damages Amount is to be paid to Holders on a Damages
Payment Date as a result of the  occurrence of any  particular  Event,  from the
Event  Date) and ending on but  excluding  the first to occur of (A) the date of the end of the Damages Accrual Period or (B) the next Damages Payment Date, at a rate that will accrue,  in addition to the  interest on the Notes,  at an amount per week per $1,000  principal amount of Notes or per $1,000  Underlying  Common
Stock  Value,  as  applicable,  equal to $0.05  for the first  ninety  (90) days immediately  following  the Event  Date,  with such  Liquidated  Damages  Amount increasing by an additional  $0.05 per week per $1,000 principal amount of Notes or per $1,000 Underlying Common Stock Value, as applicable, with respect to each subsequent 90-day period, up to a maximum of $0.25 per week per $1,000 principal amount of Notes or per $1,000 Underlying Common Stock Value, as applicable.  Any
Liquidated  Damages Amount  accrued with respect to any Note or portion  thereof called for redemption on a redemption date or converted into  Underlying  Common
Stock on a conversion date prior to the Damages Payment Date, shall, in any such event,  be paid instead to the Holder who submitted such Note or portion thereof for  redemption or conversion on the  applicable  redemption  date or conversion date,  as the case may be, on such date (or promptly  following  the  conversion date, in the case of conversion).  Notwithstanding the foregoing,  no Liquidated
Damages Amounts shall accrue as to any  Registrable  Security from and after the earlier of (x) the date such  security is no longer a  Registrable  Security and
(y)  expiration  of  the  Effectiveness  Period.  The  rate  of  accrual  of the
Liquidated  Damages  Amount with respect to any period shall not exceed the rate provided  for in this  paragraph  notwithstanding  the  occurrence  of  multiple concurrent Events. Following the cure of all Events requiring the payment by the
Company  and the  Guarantors  of  Liquidated  Damages  Amounts to the Holders of
Registrable  Securities  pursuant to this  Section,  the  accrual of  Liquidated
Damages  Amounts  will  cease  (without  in any way  limiting  the effect of any subsequent  Event requiring the payment of the Liquidated  Damages Amount by the
Company and the Guarantors).

            The Trustee,  subject to the applicable provisions of the Indenture, shall be entitled,  on behalf of Holders of Notes or Underlying Common Stock, to seek any available  remedy for the enforcement of this Agreement,  including for the payment of any Liquidated Damages Amount. Notwithstanding the foregoing, the parties  agree that the sole  monetary  damages  payable for a violation  of the terms of this Agreement with respect to which  liquidated  damages are expressly provided  shall be such  liquidated  damages.  Nothing  shall  preclude a Notice
Holder or Holder of Registrable  Securities from pursuing or obtaining  specific performance or other equitable relief with respect to this Agreement.

            All of the Company's and the  Guarantors'  obligations  set forth in this SECTION 2(e) that are outstanding with respect to any Registrable  Security at the time such  security  ceases to be a  Registrable  Security  shall survive until such time as all such  obligations with respect to such security have been satisfied in full  (notwithstanding  termination of this  Agreement  pursuant to
SECTION 8(k)).

            The parties hereto agree that the liquidated damages provided for in this  SECTION 2(e)  constitute a reasonable  estimate of the damages that may be incurred by Holders of  Registrable  Securities  by reason of the failure of the
Shelf Registration  Statement to be filed or declared effective or available for effecting  resales of Registrable  Securities in accordance  with the provisions hereof.

            SECTION  3.   REGISTRATION   PROCEDURES.   In  connection  with  the
registration  obligations  of the Company  and the  Guarantors  under  SECTION 2 hereof, the Company and the Guarantors shall:

            (a) Before  filing any  Registration  Statement or Prospectus or any amendments or supplements  (other than amendments or supplements that do nothing more  substantive  than name one or more  Notice  Holders  as  selling  security holders)  thereto with the SEC,  furnish to the Initial  Purchaser copies of all such documents  proposed to be filed and use reasonable  best efforts to reflect in each such  document  when so filed with the SEC such  comments as the Initial
Purchaser  reasonably  shall  propose  within  three  (3)  Business  Days of the delivery of such copies to the Initial Purchaser.

            (b) Prepare and file with the SEC such amendments and post-effective amendments  to each  Registration  Statement  as may be  necessary  to keep such
Registration   Statement   continuously  effective  for  the  applicable  period
specified in SECTION 2(a);  cause the related  Prospectus to be  supplemented by any required Prospectus supplement,  and as so supplemented to be filed pursuant to Rule 424 (or any similar  provisions then in force) under the Securities Act;
and use reasonable  best efforts to comply with the provisions of the Securities
Act applicable to it with respect to the  disposition of all securities  covered by such  Registration  Statement during the  Effectiveness  Period in accordance with the intended  methods of  disposition  by the sellers  thereof set forth in such Registration Statement as so amended or such Prospectus as so supplemented.

            (c) As promptly as reasonably  practicable give notice to the Notice
Holders  and  the  Initial   Purchaser  (i)  when  any  Prospectus,   Prospectus
supplement, Registration Statement or post-effective amendment to a Registration
Statement  has been  filed  with the SEC and,  with  respect  to a  Registration
Statement  or any  post-effective  amendment,  when the  same has been  declared effective (PROVIDED,  HOWEVER,  that the Company and the Guarantors shall not be required by this CLAUSE (i) to notify (A) the Initial Purchaser of the filing of a Prospectus supplement that does nothing more substantive than name one or more
Notice  Holders as  selling  security  holders  or (B) any Notice  Holder of the filing of a Prospectus  supplement that does nothing more  substantive than name one or more  other  Notice  Holders as selling  security  holders),  (ii) of any request, following the effectiveness of the Initial Shelf Registration Statement under the Securities Act, by the SEC or any other federal or state  governmental authority for amendments or supplements to any Registration Statement or related
Prospectus or for  additional  information,  (iii) of the issuance by the SEC or any  other  federal  or  state  governmental  authority  of any  stop  order  or
injunction   suspending  or  enjoining   the  use  of  any   Prospectus  or  the
effectiveness of any Registration  Statement or the initiation or threatening of any  proceedings  for that  purpose,  (iv) of the  receipt by the Company or the
Guarantors  of  any   notification   with  respect  to  the  suspension  of  the
qualification  or  exemption  from  qualification  of  any  of  the  Registrable
Securities for sale in any  jurisdiction or the initiation or threatening of any proceeding for such purpose,  (v) of the occurrence of (but not the nature of or details concerning) a Material Event (PROVIDED,  HOWEVER,  that no notice by the
Company and the Guarantors shall be required  pursuant to this CLAUSE (v) in the event that the Company and the  Guarantors  either  promptly  file a  Prospectus supplement  to update the  Prospectus  or a Current  Report on Form 8-K or other appropriate  Exchange  Act report that is  incorporated  by  reference  into the
Registration   Statement,   which,  in  either  case,   contains  the  requisite
information   with  respect  to  such  Material   Event  that  results  in  such
Registration  Statement no longer  containing  any untrue  statement of material fact or  omitting  to state a material  fact  necessary  to make the  statements contained  therein not misleading) and (vi) of the  determination by the Company and the Guarantors that a post-effective  amendment to a Registration  Statement will be filed with the SEC,  which notice may, at the  discretion of the Company and the  Guarantors  (or as required  pursuant to SECTION  3(i)),  state that it constitutes  a Deferral  Notice,  in which event the  provisions of SECTION 3(i)
shall apply.

            (d) Use  reasonable  best  efforts to obtain the  withdrawal  of any order suspending the effectiveness of a Registration Statement or the lifting of any suspension of the qualification (or exemption from  qualification) of any of the Registrable  Securities for sale in any jurisdiction in which they have been qualified  for sale, in either case at the earliest  possible  moment or, if any such order or suspension is made effective  during any Deferral  Period,  at the earliest possible moment after the expiration of such Deferral Period.

            (e) If reasonably  requested by the Initial  Purchaser or any Notice
Holder,  as promptly  as  reasonably  practicable  incorporate  in a  Prospectus
supplement  or  post-effective   amendment  to  a  Registration  Statement  such
information as the Initial  Purchaser or such Notice Holder shall,  on the basis of a  written  opinion  of  nationally-recognized  counsel  experienced  in such matters (which opinion shall also be addressed to the Company),  determine to be required to be included  therein by applicable law and make any required filings of such Prospectus  supplement or such post-effective  amendment;  PROVIDED that the Company and the  Guarantors  shall not be required to take any actions under this  SECTION  3(e) that are not, in the  reasonable  opinion of counsel for the
Company and the Guarantors, in compliance with applicable law.

            (f) As promptly as reasonably  practicable  after the filing of such documents with the SEC furnish to each Notice Holder and the Initial  Purchaser, upon their request and without  charge,  at least one (1) conformed  copy of the
Registration   Statement  and  any  amendment   thereto,   including   financial
statements,  but excluding schedules, all documents incorporated or deemed to be incorporated  therein by reference and all exhibits (unless requested in writing to the Company by such Notice Holder or the Initial  Purchaser,  as the case may
be).

            (g) During the Effectiveness  Period,  deliver to each Notice Holder in connection with any sale of Registrable Securities pursuant to a Registration
Statement,  without  charge,  as many copies of the  Prospectus or  Prospectuses relating to such Registrable Securities (including each preliminary  prospectus)
and any  amendment or supplement  thereto as such Notice  Holder may  reasonably request;  and the Company and the Guarantors  hereby consent (except during such periods that a Deferral  Notice is outstanding  and has not been revoked) to the use of such  Prospectus or each  amendment or supplement  thereto by each Notice
Holder in connection  with any offering and sale of the  Registrable  Securities covered by such Prospectus or any amendment or supplement  thereto in the manner set forth therein.

            (h)  Subject to SECTION  3(i),  prior to any public  offering of the
Registrable  Securities  pursuant  to  the  Shelf  Registration  Statement,  use reasonable  best efforts to cooperate with the Notice Holders in connection with the  registration  or  qualification  (or exemption  from such  registration  or qualification)  of such  Registrable  Securities  for offer  and sale  under the securities  or Blue Sky laws of such  jurisdictions  within the United States as any Notice Holder reasonably  requests in writing (which request may be included in the Notice and  Questionnaire),  it being agreed that no such registration or qualification will be made unless so requested;  prior to any public offering of the Registrable  Securities  pursuant to the Shelf Registration  Statement,  use reasonable  best efforts to keep each such  registration  or  qualification  (or exemption  therefrom)  effective during the  Effectiveness  Period in connection with such Notice Holder's offer and sale of Registrable  Securities  pursuant to such registration or qualification  (or exemption  therefrom) and do any and all other acts or things  necessary to enable the disposition in such  jurisdictions of  such  Registrable  Securities  in the  manner  set  forth  in  the  relevant
Registration Statement and the related Prospectus; PROVIDED that the Company and each  of the  Guarantors  will  not be  required  to (i)  qualify  as a  foreign corporation  or as a dealer in  securities in any  jurisdiction  where it is not otherwise  qualified  or (ii) take any action  that would  subject it to general service of process in suits or to taxation in any such jurisdiction  where it is not then so subject.

            (i) Upon (A) the issuance by the SEC of a stop order  suspending the
effectiveness  of  the  Shelf  Registration   Statement  or  the  initiation  of
proceedings with respect to the Shelf Registration  Statement under Section 8(d)
or 8(e) of the Securities  Act, (B) the occurrence of any event or the existence of any fact (a "MATERIAL EVENT") as a result of which any Registration Statement shall  contain  any untrue  statement  of a  material  fact or omit to state any material fact required to be stated  therein or necessary to make the statements therein not misleading,  or any Prospectus shall contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements  therein,  in the light of the circumstances under which they were made,  not misleading  (including,  in any such case, as a result of the non-availability of financial  statements),  or (C) the occurrence or existence of any pending corporate development that, in the discretion of the
Company and the Guarantors,  makes it appropriate to suspend the availability of the Shelf Registration Statement and the related Prospectus,  (i) in the case of
CLAUSE (B) above,  subject to the next  sentence,  as  promptly  as  practicable prepare and file a post-effective  amendment to such Registration Statement or a supplement  to the related  Prospectus or any document  incorporated  therein by reference or file any other  required  document  that would be  incorporated  by
reference  into  such  Registration   Statement  and  Prospectus  so  that  such
Registration  Statement does not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and such Prospectus does not contain any untrue  statement  of a  material  fact or omit to state any  material  fact required to be stated  therein or necessary to make the statements  therein,  in the light of the  circumstances  under which they were made, not misleading,  as thereafter delivered to the purchasers of the Registrable  Securities being sold thereunder,  and, in the case of a  post-effective  amendment to a  Registration
Statement, subject to the next sentence, use reasonable best efforts to cause it to be declared effective as promptly as is reasonably practicable, and (ii) give notice to the Notice  Holders that the  availability  of the Shelf  Registration
Statement is suspended (a "DEFERRAL  NOTICE")  and, upon receipt of any Deferral
Notice,  each  Notice  Holder  agrees  not to sell  any  Registrable  Securities pursuant to the  Registration  Statement until such Notice  Holder's  receipt of copies of the  supplemented  or amended  Prospectus  provided  for in CLAUSE (i)
above,  or until it is advised in writing by the Company and the Guarantors that the  Prospectus  may be used,  and has  received  copies  of any  additional  or supplemental  filings that are incorporated or deemed  incorporated by reference in such  Prospectus.  The Company and the Guarantors  will use  reasonable  best efforts to ensure that the use of the  Prospectus may be resumed (x) in the case of CLAUSE (A) above,  as promptly as is  practicable,  (y) in the case of CLAUSE
(B) above,  as soon as, in the sole judgment of the Company and the  Guarantors,

                                       10

public disclosure of such Material Event would not be prejudicial to or contrary to the  interests  of the Company and the  Guarantors  or, if necessary to avoid unreasonable burden or expense, as soon as reasonably practicable thereafter and
(z) in the case of  CLAUSE  (C)  above,  as soon as,  in the  discretion  of the
Company and the Guarantors, such suspension is no longer appropriate. So long as the period during which the availability of the  Registration  Statement and any
Prospectus is suspended (the "DEFERRAL  PERIOD") does not exceed forty-five (45)
days  during any three (3) month  period or one  hundred  and twenty  (120) days during any twelve (12) month period,  the Company and the  Guarantors  shall not incur any obligation to pay liquidated damages pursuant to SECTION 2(e).

            (j)  If  reasonably  requested  in  writing  in  connection  with  a disposition of Registrable Securities pursuant to a Registration Statement, make
reasonably   available  for  inspection   during  normal  business  hours  by  a
representative  for the Notice  Holders of such  Registrable  Securities and any broker-dealers,  attorneys and accountants  retained by such Notice Holders, all
relevant  financial  and  other  records,   pertinent  corporate  documents  and
properties  of the  Company  and its  subsidiaries,  and cause  the  appropriate executive  officers,  directors and designated  employees of the Company and its subsidiaries to make reasonably  available for inspection during normal business hours all relevant  information  reasonably requested by such representative for the Notice  Holders or any such  broker-dealers,  attorneys  or  accountants  in connection with such disposition,  in each case as is customary for similar "due diligence" examinations;  PROVIDED, HOWEVER, that such persons shall first agree in writing  with the Company and the  Guarantors  that any  information  that is
reasonably   designated  by  the  Company  and  the  Guarantors  in  writing  as confidential  at the  time  of  delivery  of  such  information  shall  be  kept confidential  by such  persons  and shall be used  solely  for the  purposes  of
exercising   rights  under  this  Agreement,   unless  (i)  disclosure  of  such
information  is required by court or  administrative  order or is  necessary  to respond  to  inquiries  of  regulatory  authorities,  (ii)  disclosure  of  such information is required by law (including any disclosure  requirements  pursuant to federal  securities  laws in connection  with the filing of any  Registration
Statement or the use of any  Prospectus  referred to in this  Agreement),  (iii)
such  information  becomes  generally  available  to the public  other than as a result of a  disclosure  or failure to safeguard by any such person or (iv) such information  becomes  available to any such person on a  non-confidential  basis from a source other than the Company and the  Guarantors  and such source is not bound by a confidentiality  agreement;  and PROVIDED FURTHER, that the foregoing inspection and information  gathering shall, to the greatest extent possible, be coordinated on behalf of all the Notice  Holders and the other parties  entitled thereto by the counsel referred to in SECTION 5.

            (k) Comply with all applicable  rules and regulations of the SEC and make generally available to its  securityholders  earning statements (which need not be audited) satisfying the provisions of Section 11(a) of the Securities Act and Rule 158  thereunder (or any similar rule  promulgated  under the Securities
Act) no later than forty-five (45) days after the end of any 12-month period (or ninety (90) days after the end of any 12-month period if such period is a fiscal year)  commencing  on the first day of the first  fiscal  quarter of the Company
commencing  after  the  effective  date  of  a  Registration  Statement,   which
statements shall cover said 12-month periods.

            (l)  Cooperate  with each  Notice  Holder to  facilitate  the timely preparation and delivery of  certificates  representing  Registrable  Securities sold pursuant to a Registration Statement, and cause such Registrable Securities to be in such  denominations as are permitted by the Indenture and registered in

                                       11

such  names as such  Notice  Holder  may  request  in  writing at least five (5)
Business Days prior to any sale of such Registrable Securities.

            (m) Provide a CUSIP number for all Registrable Securities covered by
each  Registration   Statement  not  later  than  the  effective  date  of  such
Registration  Statement  and provide the Trustee for the Notes and the  transfer agent for the Common Stock with certificates for the Registrable Securities that are in a form eligible for deposit with The Depository Trust Company.

            (n)  Make  reasonable  effort  to  provide  such  information  as is required for any filings  required to be made with the National  Association  of
Securities Dealers, Inc.

            (o) Upon (i) the filing of the Initial Shelf Registration  Statement and (ii) the effectiveness of the Initial Shelf Registration Statement, announce the same, in each case by release to Businesswire,  Reuters  Economic  Services,
Bloomberg Business News or any other means of dissemination  reasonably expected to make such information known publicly.

            (p) Take all  actions  necessary,  or  reasonably  requested  by the
Holders of a majority of the  Registrable  Securities  being  sold,  in order to expedite or facilitate disposition of such Registrable Securities; PROVIDED that the  Company  and the  Guarantors  shall not be  required  to take any action in connection with an underwritten offering without their consent; and

            (q) Cause the Indenture to be qualified under the TIA not later than the effective date of any Registration  Statement;  and in connection therewith, cooperate  with the Trustee to effect such  changes to the  Indenture  as may be required for the  Indenture to be so qualified in  accordance  with the terms of the TIA and  execute,  and use  reasonable  best efforts to cause the Trustee to execute,  all documents as may be required to effect such changes, and all other forms and documents required to be filed with the SEC to enable the Indenture to be so qualified in a timely manner.

            SECTION 4. HOLDER'S OBLIGATIONS.  Each Holder agrees, by acquisition of the Registrable Securities, that no Holder of Registrable Securities shall be entitled to sell any of such Registrable  Securities  pursuant to a Registration
Statement or to receive a Prospectus  relating  thereto,  unless such Holder has furnished  the Company and the  Guarantors  with a Notice and  Questionnaire  as required pursuant to SECTION 2(d) hereof (including the information  required to be included in such Notice and  Questionnaire)  and the information set forth in the next sentence.  Each Notice Holder agrees promptly to furnish to the Company and the Guarantors all information required to be disclosed in order to make the information  previously  furnished  to the  Company and the  Guarantors  by such
Notice Holder not misleading, any other information regarding such Notice Holder and the  distribution  of such  Registrable  Securities as may be required to be disclosed in the Registration  Statement under applicable law or pursuant to SEC comments  and  any  information  otherwise  required  by  the  Company  and  the
Guarantors to comply with  applicable  law or  regulations.  Each Holder further agrees, following termination of the Effectiveness Period, to notify the Company within  ten (10)  Business  Days of a  request,  of the  amount  of  Registrable
Securities sold pursuant to the Registration  Statement and, in the absence of a response,  the Company and the  Guarantors  may assume that all of the  Holder's
Registrable Securities were so sold.

                                       12

            SECTION 5.  REGISTRATION  EXPENSES.  The Company and the  Guarantors
shall bear all fees and expenses  incurred in connection with the performance by the Company and the Guarantors of its obligations under SECTIONS 2 and 3 of this
Agreement  whether  or not  any  of the  Registration  Statements  are  declared effective.  Such fees and expenses shall include,  without  limitation,  (i) all registration and filing fees (including,  without limitation,  fees and expenses
(x) with respect to filings required to be made with the National Association of
Securities Dealers, Inc. and (y) of compliance with federal and state securities or Blue Sky laws to the extent such filings or compliance are required  pursuant
to  this  Agreement   (including,   without  limitation,   reasonable  fees  and
disbursements  of the counsel  specified in the next sentence in connection with
Blue Sky  qualifications  of the Registrable  Securities  under the laws of such jurisdictions as the Notice Holders of a majority of the Registrable  Securities being sold pursuant to a Registration  Statement may designate)),  (ii) printing expenses (including,  without limitation,  expenses of printing certificates for
Registrable  Securities in a form eligible for deposit with The Depository Trust
Company),  (iii)  duplication  expenses  relating to copies of any  Registration
Statement  or  Prospectus  delivered  to any  Holders  hereunder,  (iv) fees and disbursements  of counsel for the Company and the Guarantors in connection  with the Shelf Registration  Statement,  and (v) reasonable fees and disbursements of the  Trustee and its counsel and of the  registrar  and  transfer  agent for the
Common  Stock.  In  addition,  the  Company  and the  Guarantors  shall  bear or reimburse the Notice Holders for the reasonable  fees and  disbursements  of one firm of legal counsel for the Holders,  which shall, upon the written consent of the Initial  Purchaser  (which shall not be unreasonably  withheld),  be another nationally  recognized law firm experienced in securities law matters designated by the Company and the Guarantors.  In addition,  the Company and the Guarantors shall pay the internal  expenses of the Company and the  Guarantors  (including, without  limitation,  all  salaries  and  expenses  of  officers  and  employees performing  legal or accounting  duties),  the expense of any annual audit,  the fees and expenses  incurred in  connection  with the listing of the  Registrable
Securities  on any  securities  exchange  on which  the same  securities  of the
Company  are then  listed and the fees and  expenses  of any  person,  including special experts, retained by the Company and the Guarantors.

            SECTION 6. INDEMNIFICATION; CONTRIBUTION.

            (a) The Company and the Guarantors,  jointly and severally, agree to indemnify and hold harmless the Initial Purchaser and each Holder of Registrable
Securities  and each person,  if any, who controls the Initial  Purchaser or any
Holder of Registrable  Securities within the meaning of either Section 15 of the
Securities Act or Section 20 of the Exchange Act, as follows:

            (i) against any and all loss,  liability,  claim, damage and expense whatsoever,  as incurred,  arising out of any untrue  statement or alleged untrue  statement  of  a  material  fact  contained  in  the  Registration
      Statement  (or any amendment or  supplement  thereto),  or the omission or alleged  omission  therefrom  of a  material  fact  required  to be stated
      therein or necessary in order to make the statements  therein, in light of the  circumstances  under which they were made,  not misleading or arising out of any untrue statement or alleged untrue statement of a material fact included in any preliminary prospectus or the Prospectus (or any amendment or supplement thereto), or the omission or alleged omission therefrom of a

                                       13

      material fact required to be stated  therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

            (ii) against any and all loss, liability,  claim, damage and expense whatsoever,  as incurred,  to the extent of the  aggregate  amount paid in settlement of any litigation,  or any  investigation  or proceeding by any governmental  agency or body,  commenced  or  threatened,  or of any claim whatsoever based upon any such untrue  statement or omission,  or any such alleged  untrue  statement or omission,  PROVIDED that (subject to SECTION
      6(d) below) any such settlement is effected with the prior written consent of the Company and the Guarantors; and

            (iii)  subject to SECTION  6(c)  below,  against any and all expense whatsoever, as incurred (including the fees and disbursements of counsel), reasonably  incurred in investigating,  preparing or defending against any litigation,  or any investigation or proceeding by any governmental agency or body,  commenced or threatened,  or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission,  to the  extent  that any such  expense is not paid under (i) or
      (ii) above;

PROVIDED,  HOWEVER,  that this indemnity  agreement shall not apply to any loss, liability,  claim,  damage or expense to the  extent  arising  out of any untrue statement or omission or alleged  untrue  statement or omission made in reliance upon and in conformity with written information furnished to the Company and the
Guarantors by or on behalf of the Initial Purchaser,  such Holder of Registrable
Securities  (which also  acknowledges  the indemnity  provisions  herein) or any person,  if any,  who  controls  the  Initial  Purchaser  or any such  Holder of
Registrable  Securities expressly for use in the Registration  Statement (or any amendment  thereto),  or any  preliminary  prospectus or the  Prospectus (or any
amendment  or  supplement  thereto);   PROVIDED  FURTHER,  that  this  indemnity
agreement shall not apply to any loss,  liability,  claim, damage or expense (1)
arising  from an  offer or sale of  Registrable  Securities  occurring  during a
Deferral  Period,  if a  Deferral  Notice  was  given to such  Notice  Holder in accordance  with SECTION 8(c), or (2) if the Holder fails to deliver at or prior to the written  confirmation of sale, the most recent Prospectus,  as amended or supplemented,  and such  Prospectus,  as  amended  or  supplemented,  would have corrected  such untrue  statement  or omission or alleged  untrue  statement  or omission of a material fact and the delivery thereof was required by law.

            (b) In  connection  with any Shelf  Registration  in which a Holder, including,  without limitation, the Initial Purchaser, of Registrable Securities
is  participating,   in  furnishing  information  relating  to  such  Holder  of
Registrable  Securities to the Company and the  Guarantors in writing  expressly for  use  in  such  Registration  Statement,  any  preliminary  prospectus,  the
Prospectus  or any  amendments  or  supplements  thereto,  the  Holders  of such
Registrable  Securities agree,  severally and not jointly, to indemnify and hold harmless the Initial Purchaser and each person, if any, who controls the Initial
Purchaser  within the  meaning of either  Section  15 of the  Securities  Act or
Section 20 of the Exchange Act and the Company, the Guarantors, and each person, if any, who controls the Company or the Guarantors  within the meaning of either such Section,  against any and all loss,  liability,  claim,  damage and expense described in the  indemnity  contained in  SUBSECTION  (a) of this  Section,  as incurred,  but only with respect to untrue  statements or omissions,  or alleged

                                       14

untrue  statements  or  omissions,  made in the  Registration  Statement (or any amendment  thereto),  or any  preliminary  prospectus or the  Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with written information  furnished to the Company and the Guarantors by or on behalf of such
Holder  of  Registrable   Securities  (which  also  acknowledges  the  indemnity
provisions  herein) or any  person,  if any,  who  controls  any such  Holder of
Registrable  Securities expressly for use in the Registration  Statement (or any amendment  thereto) or such  preliminary  prospectus or the  Prospectus  (or any amendment or supplement thereto).

            (c)  Each  indemnified  party  shall  give  notice  as  promptly  as reasonably  practicable to each  indemnifying  party of any action or proceeding commenced against it in respect of which indemnity may be sought hereunder,  but failure to so notify an indemnifying  party shall not relieve such  indemnifying party from any liability hereunder to the extent it is not materially prejudiced as a result  thereof and in any event  shall not  relieve it from any  liability which it may have otherwise than on account of these indemnity  provisions.  The indemnifying  party, upon request of the indemnified party, shall retain counsel reasonably  satisfactory to the  indemnified  party to represent the indemnified party and any others the indemnifying party may designate in such proceeding and shall pay the fees and disbursements of such counsel related to such proceeding.
In any such proceeding,  any indemnified  party shall have the right to retain a separate  firm as its own  counsel,  but the fees and  expenses of such  counsel shall be at the expense of such  indemnified  party unless (i) the  indemnifying party and the  indemnified  party shall have mutually agreed to the retention of such counsel or (ii) the named  parties to any such  proceeding  (including  any impleaded parties) include both the indemnifying party and the indemnified party and  representation  of both parties by the same counsel would be  inappropriate due to actual or potential  differing  interests  between them. It is understood that the  indemnifying  party shall not, in respect of the legal expenses of any indemnified  party in connection  with any proceeding or related  proceedings in the same  jurisdiction,  be liable for (a) the  reasonable  fees and expenses of more than one firm (in addition to any local counsel) for the Initial Purchaser,
Holders of  Registrable  Securities,  and all  persons,  if any, who control the
Initial  Purchaser or Holders of  Registrable  Securities  within the meaning of either  Section 15 of the  Securities Act or Section 20 of the Exchange Act, (b)
the reasonable fees and expenses of more than one firm (in addition to any local counsel) for the Company and the Guarantors,  their directors,  and each person, if any, who controls the Company and the Guarantors within the meaning of either such Section, and that all such reasonable fees and expenses shall be reimbursed as they are  incurred.  In the event a separate firm is retained for the Initial
Purchaser, Holders of Registrable Securities, and control persons of the Initial
Purchaser and Holders of Registrable  Securities,  such firm shall be designated in writing by the Initial  Purchaser.  In the event a separate  firm is retained for the Company and the  Guarantors,  and such  directors,  officers and control persons of the  Company and the  Guarantors,  such firm shall be  designated  in writing by the Company and the Guarantors.  No indemnifying party shall, without the prior written  consent of the indemnified  parties,  settle or compromise or consent to the entry of any  judgment  with  respect to any  litigation,  or any investigation  or proceeding by any  governmental  agency or body,  commenced or threatened,  or any claim  whatsoever  in  respect of which  indemnification  or contribution  could  be  sought  under  this  SECTION  6  (whether  or  not  the indemnified  parties  are actual or  potential  parties  thereto),  unless  such settlement,  compromise or consent (i) includes an unconditional release of each
indemnified   party  from  all  liability   arising  out  of  such   litigation,

                                       15

investigation,  proceeding  or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

            (d) If at any time an  indemnified  party  shall have  requested  an indemnifying  party to reimburse the indemnified  party for fees and expenses of counsel,  such  indemnifying  party  agrees  that it  shall  be  liable  for any settlement of the nature  contemplated by SECTION 6(a)(ii)  effected without its written  consent if (i) such  settlement is entered into more than 60 days after receipt by such indemnifying party of aforesaid request,  (ii) such indemnifying party  shall  have  received  notice  of the terms of such  settlement  at least forty-five (45) days prior to such settlement  being entered into and (iii) such
indemnifying   party  shall  not  have  reimbursed  such  indemnified  party  in accordance with such request prior to the date of such settlement; PROVIDED that an  indemnifying  party  shall not be liable  for any such  settlement  effected without its consent if such  indemnifying  party (1) reimburses such indemnified party in accordance with such request to the extent it considers such request to be  reasonable  and  (2)  provides  written  notice  to  the  indemnified  party describing  any unpaid  balance it  believes  is  unreasonable  and the  reasons therefor, in each case prior to the date of such settlement.

            (e) If the indemnification to which an indemnified party is entitled under this SECTION 6 is for any reason  unavailable to or insufficient  although applicable in accordance with its terms to hold harmless an indemnified party in respect of any losses,  liabilities,  claims,  damages or  expenses  referred to therein,  then each indemnifying  party shall contribute to the aggregate amount of such  losses,  liabilities,  claims,  damages and  expenses  incurred by such indemnified party, as incurred,  in such proportion as is appropriate to reflect the relative fault of the  indemnifying  party or parties on the one hand and of the  indemnified  party on the other hand in connection  with the  statements or omissions  which  resulted  in such  losses,  liabilities,  claims,  damages  or expenses, as well as any other relevant equitable considerations.

            The relative fault of the Company and the Guarantors on the one hand and the Holders of the  Registrable  Securities or the Initial  Purchaser on the
other hand shall be determined by reference to, among other things,  whether any such  untrue or alleged  untrue  statement  of a material  fact or  omission  or alleged omission to state a material fact relates to information supplied by the
Company and the Guarantors or by the Holder of the Registrable Securities or the
Initial  Purchaser  and the  parties'  relative  intent,  knowledge,  access  to information and opportunity to correct or prevent such statement or omission.

            The parties  hereto agree that it would not be just and equitable if contribution  pursuant  to  this  SECTION  6(e)  were  determined  by  pro  rata allocation or by any other method of  allocation  which does not take account of the  equitable  considerations  referred  to above  in this  SECTION  6(e).  The aggregate amount of losses, liabilities,  claims, damages, and expenses incurred by an  indemnified  party and  referred to above in this  SECTION  6(e) shall be deemed to include any out-of-pocket  legal or other expenses reasonably incurred by such indemnified party in  investigating,  preparing or defending against any litigation,  or any  investigation or proceeding by any  governmental  agency or body,  commenced  or  threatened,  or any claim  whatsoever  based upon any such untrue or alleged untrue statement or omission or alleged omission.

            Notwithstanding the provisions of this SECTION 6, neither the Holder of any Registrable  Securities nor the Initial  Purchaser,  shall be required to indemnify  or  contribute  any amount in excess of the amount by which the total

                                       16

price at which the  Registrable  Securities  sold by such Holder of  Registrable
Securities or by the Initial  Purchaser,  as the case may be, and distributed to the public were  offered to the public  exceeds  the amount of any damages  that such Holder of  Registrable  Securities  or the Initial  Purchaser has otherwise been  required to pay by reason of such untrue or alleged  untrue  statement  or omission or alleged omission.

            No person guilty of fraudulent misrepresentation (within the meaning of SECTION 11(f) of the Securities Act) shall be entitled to  contribution  from any person who was not guilty of such fraudulent misrepresentation.

            For purposes of this SECTION 6(e), each person, if any, who controls the Initial Purchaser or any Holder of Registrable Securities within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act shall have the same rights to  contribution  as the Initial  Purchaser or such Holder,  and each person,  if any, who  controls  the Company and the  Guarantors  within the meaning of Section 15 of the  Securities  Act or Section 20 of the  Exchange Act
shall have the same rights to contribution as the Company and the Guarantors.

            SECTION 7. INFORMATION REQUIREMENTS.  The Company and the Guarantors
covenant  that,  if at any time before the end of the  Effectiveness  Period the
Company and the Guarantors are not subject to the reporting  requirements of the
Exchange Act, they will cooperate with any Holder of Registrable  Securities and take such further reasonable action as any Holder of Registrable  Securities may reasonably  request in  writing  (including,  without  limitation,  making  such reasonable  representations as any such Holder may reasonably  request),  all to the extent required from time to time to enable such Holder to sell  Registrable
Securities without  registration under the Securities Act within the limitations of Rule 144 and Rule 144A  under the  Securities  Act and  customarily  taken in connection with sales pursuant to such  exemptions.  Upon the written request of any Holder of  Registrable  Securities,  the  Company and the  Guarantors  shall deliver to such Holder a written statement as to whether they have complied with such  filing  requirements,  unless such a  statement  has been  included in the
Company's most recent report  required to be filed and filed pursuant to Section
13 or Section 15(d) of Exchange Act.  Notwithstanding the foregoing,  nothing in this  SECTION 7 shall be deemed to require the  Company to  register  any of its securities under any section of the Exchange Act.

            SECTION 8. MISCELLANEOUS.

            (a) NO  CONFLICTING  AGREEMENTS.  The Company and the Guarantors are
not, as of the date hereof,  parties to, nor shall they, on or after the date of this  Agreement,  enter  into,  any  agreement  with  respect  to the  Company's securities  that conflicts with the rights granted to the Holders of Registrable
Securities  in this  Agreement.  The Company and the  Guarantors  represent  and warrant  that the  rights  granted  to the  Holders  of  Registrable  Securities hereunder do not in any way conflict  with the rights  granted to the holders of the Company's securities under any other agreements.

            (b)  AMENDMENTS  AND  WAIVERS.  The  provisions  of this  Agreement, including  the  provisions  of this  sentence,  may not be amended,  modified or supplemented,  and waivers or consents to departures from the provisions  hereof may not be given,  unless the  Company  and the  Guarantors  have  obtained  the written  consent of Holders of a  majority  of the then  outstanding  Underlying

                                       17

Common Stock constituting  Registrable  Securities (with Holders of Notes deemed to be the Holders,  for purposes of this Section,  of the number of  outstanding shares  of  Underlying  Common  Stock  into  which  such  Notes  are or would be convertible or  exchangeable as of the date on which such consent is requested).
Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof  with  respect  to a matter  that  relates  exclusively  to the rights of
Holders of Registrable  Securities whose securities are being sold pursuant to a
Registration  Statement  and that does not  directly  or  indirectly  affect the rights of other Holders of Registrable  Securities may be given by Holders of at least a  majority  of the  Registrable  Securities  being  sold by such  Holders pursuant to such  Registration  Statement;  PROVIDED that the provisions of this sentence may not be amended, modified, or supplemented except in accordance with the provisions of the immediately preceding sentence. Each Holder of Registrable
Securities  outstanding  at  the  time  of  any  such  amendment,  modification, supplement,  waiver  or  consent  or  thereafter  shall  be  bound  by any  such amendment, modification, supplement, waiver or consent effected pursuant to this
SECTION  8(b),  whether or not any notice,  writing or marking  indicating  such
amendment,   modification,   supplement,   waiver  or  consent  appears  on  the
Registrable Securities or is delivered to such Holder.

            (c) NOTICES.  All notices and other  communications  provided for or permitted hereunder shall be made in writing by hand delivery, by telecopier, by courier  guaranteeing  overnight delivery or by first-class mail, return receipt requested,  and shall be deemed given (i) when made,  if made by hand  delivery,
(ii) upon confirmation,  if made by telecopier, (iii) one (1) Business Day after being deposited with such courier,  if made by overnight  courier or (iv) on the date  indicated on the notice of receipt,  if made by  first-class  mail, to the parties as follows:

            (A) if to a Holder of  Registrable  Securities  that is not a Notice
Holder,  at the  address for such Holder then  appearing  in the  Registrar  (as defined in the Indenture);

            (B) if to a Notice Holder, at the most current address given by such
Holder to the Company in a Notice and Questionnaire or any amendment thereto;

                if to the Company and the Guarantors, to:

                                    Empire Resorts, Inc.
                                    c/o Monticello Raceway, Route 17B
                                    Monticello, NY  12701
                                    Telephone No.  (845) 794-4100
                                    Facsimile No.  [________]
                                    Attention: President

                                       18

                        and

                                   Olshan Grundman Frome Rosenzwig & Wolosky LLP
                                   Park Avenue Tower
                                   65 East 55th Street
                                   New York, NY  10022
                                   Telephone No.  (212) 451-2220
                                   Facsimile No.  (212) 451-2222
                                   Attention: Robert H. Friedman

                        and

                        if to the Initial Purchaser, to:

                                   Jefferies & Company, Inc.
                                   650 Poydras Street, Suite 2215
                                   New Orleans, LA  70130
                                   Telephone No.  (504) 681-5710
                                   Facsimile No.  (504) 681-5768
                                   Attention: Steve Croxton

                        and

                                   Mayer, Brown, Rowe and Maw LLP
                                   1675 Broadway
                                   New York, NY  10019
                                   Telephone No.  (212) 506-2500
                                   Facsimile No.  (212) 262-9190
                                   Attention: Ronald S. Brody

or to such other address as such person may have  furnished to the other persons identified in this SECTION 8(c) in writing in accordance herewith.

            (d) APPROVAL OF HOLDERS. Whenever the consent or approval of Holders of a specified  percentage  of  Registrable  Securities  is required  hereunder,
Registrable  Securities  held  by  the  Company  and  the  Guarantors  or  their
Affiliates  (other  than  the  Initial   Purchaser  or  subsequent   Holders  of
Registrable  Securities  if  such  subsequent  Holders  are  deemed  to be  such affiliates  solely by reason of their holdings of such  Registrable  Securities)
shall not be counted in  determining  whether such consent or approval was given by the Holders of such required percentage.

            (e)  SUCCESSORS  AND  ASSIGNS.  This  Agreement  shall  inure to the benefit of and be binding upon the successors and assigns of each of the parties and, without requiring any express assignment, shall inure to the benefit of and be binding upon each Holder of any Registrable Securities.

                                       19

            (f)  COUNTERPARTS.  This  Agreement may be executed in any number of counterparts and by the parties hereto in separate  counterparts,  each of which when so executed  shall be deemed to be original and all of which taken together shall constitute one and the same agreement.

            (g) HEADINGS.  The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

            (h) GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED
IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

            (i) SEVERABILITY. If any term, provision, covenant or restriction of this  Agreement  is held to be  invalid,  illegal,  void or  unenforceable,  the remainder of the terms, provisions,  covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected,  impaired or invalidated  thereby,  and the parties hereto shall use their best efforts to find and employ an alternative  means to achieve the same or  substantially  the
same  result  as  that  contemplated  by  such  term,  provision,   covenant  or
restriction,  it being  intended  that all of the rights and  privileges  of the parties shall be enforceable to the fullest extent permitted by law.

            (j) ENTIRE AGREEMENT. This Agreement is intended by the parties as a final  expression  of their  agreement  and is  intended  to be a  complete  and exclusive  statement of the agreement and understanding of the parties hereto in respect of the  subject  matter  contained  herein and the  registration  rights granted by the  Company  and the  Guarantors  with  respect  to the  Registrable
Securities.  Except  as  provided  in  the  Purchase  Agreement,  there  are  no restrictions,  promises, warranties or undertakings,  other than those set forth or referred to herein,  with respect to the  registration  rights granted by the
Company and the  Guarantors  with respect to the  Registrable  Securities.  This
Agreement  supersedes all prior  agreements and  undertakings  among the parties with respect to such registration rights.

            (k)  TERMINATION.  This Agreement and the obligations of the parties hereunder shall terminate upon the end of the Effectiveness  Period,  except for any liabilities or obligations under SECTIONS 4, 5 or 6 hereof,  the obligations to make payments of and provide for liquidated damages under SECTION 2(e) hereof to the extent such damages accrue prior to the end of the Effectiveness  Period, each of which shall remain in effect in accordance with its terms.

                                       20

            IN WITNESS  WHEREOF,  the parties have  executed  this  Registration
Rights Agreement as of the date first written above.

                                         Very truly yours,

                                         EMPIRE RESORTS, INC.

                                         By /s/ Scott A. Kaniewski
                                            ------------------------------------
                                            Name:   Scott A. Kaniewski
                                            Title:  Chief Financial Officer

                                         ALPHA MONTICELLO, INC.

                                         By /s/ Scott A. Kaniewski
                                            ------------------------------------
                                            Name:   Scott A. Kaniewski
                                            Title:  President

                                         ALPHA CASINO MANAGEMENT INC.

                                         By /s/ Scott A. Kaniewski
                                            ------------------------------------
                                            Name:   Scott A. Kaniewski
                                            Title:  President

                                         MOHAWK MANAGEMENT, LLC

                                         By /s/ Scott A. Kaniewski
                                            ------------------------------------
                                            Name:   Scott A. Kaniewski
                                            Title:  President

                                         MONTICELLO CASINO MANAGEMENT, LLC

                                         By /s/ Scott A. Kaniewski
                                            ------------------------------------
                                            Name:   Scott A. Kaniewski
                                            Title:  Manager

                                         MONTICELLO RACEWAY DEVELOPMENT COMPANY,
                                         LLC

                                         By /s/ Scott A. Kaniewski
                                            ------------------------------------
                                            Name:   Scott A. Kaniewski
                                            Title:  Manager

                                         MONTICELLO RACEWAY MANAGEMENT, INC.

                                         By /s/ Thomas W. Aro
                                            ------------------------------------
                                            Name:   Thomas W. Aro
                                            Title:  President

Accepted as of the date
first above written:

JEFFERIES & COMPANY, INC.

By:/s/ M. Brent Stevens
   -----------------------
   Name:  M. Brent Stevens
   Title: Executive Vice President